EXHIBIT 10.90

Return to:
                  A. KURT ARDAMAN, ESQUIRE
                  170 E. Washington Street
                  Orlando, Florida 32801-2397

This Instrument Prepared by:
                  A. KURT ARDAMAN, ESQUIRE
                  170 E. Washington Street
                  Orlando, Florida 32801-2397

SPACE ABOVE THIS LINE FOR  PROCESSING  DATA SPACE ABOVE THIS LINE FOR  RECORDING
DATA


                                 LEASE AGREEMENT
                                 BY AND BETWEEN

                     Florida Auto Auction of Orlando, Inc.,
                           d/b/a Imperial Auto Auction
                                       AS
                                    LANDLORD


                                       AND


                         FIRST CHOICE AUTO FINANCE, INC.
                                    AS TENANT

     THIS TRIPLE NET LEASE AGREEMENT (this "Lease") is made and entered into this 12th day of May, 1997 by and between FLORIDA AUTO AUCTION OF ORLANDO, INC. d/b/a Imperial Auto Auction (hereinafter called "Landlord"), and FIRST CHOICE AUTO FINANCE, INC. (hereinafter called "Tenant").

                              W I T N E S S E T H:

                  LANDLORD and TENANT hereby agree as follows:

                                    ARTICLE 1
                         DEMISED PREMISES, TERM AND USE

     A. Landlord, for and in consideration of the covenants hereinafter contained and made on the part of the Tenant, does hereby demise and lease unto the Tenant, and Tenant does hereby lease from Landlord, the parcel of land more particularly shown on Exhibit "A", consisting of six and seven tenths (6.7)
acres, including those certain improvements located therein and thereon (collectively, the "Demised Premises"). The Demised Premises are located in the northeast corner of the intersection of I-4 and County Line Road, in Polk County, Florida, and constitute a portion of Landlord's larger parcel at this location.

     B. The initial or primary term of this Lease (the "Primary Term") shall begin on the date hereof (the "Rent Commencement Date") and shall end one (1) year after the Rent Commencement Date, unless sooner terminated or extended as herein provided. Any reference herein to the "Term" shall mean the Primary Term.

     C. Provided Tenant is not in default of any material term, condition or covenant contained in this Lease either at the end of the Primary Term or any applicable Renewal Term and at the time of the Tenant's notice of renewal, Tenant shall have the option of renewing this Lease for up to five (5), one (1) year periods (with each one year renewal referred to as a "Renewal Term") on the same terms and conditions as provided in this Lease with the first Renewal Term to commence immediately following the expiration of the Primary Term if Tenant properly and timely exercises its right to renewal. In the event the Tenant fails to properly exercise its right to continue the Lease for any Renewal Term, the Tenant shall have no right to any further Renewal Terms. Notice of the exercise for each Renewal Term must be given by Tenant to Landlord in writing not later than sixty (60) days prior to commencement of the relevant Renewal Term. The Renewal Terms shall run consecutively without any time periods between the consecutive Renewal Terms.

     D. Tenant shall have the right and privilege to use and occupy the Demised Premises solely for the purpose of vehicular storage, inspection, repair ("repair") only allows mechanical work on engines, transmissions, brakes, suspensions, tires, electrical, diagnostic, air conditioning via A.S.C. certified technicians, lubrication with all matters to be properly stored and disposed of in accordance with state law and regulation by state licensed recyclers only), and automobile detailing, which allows cleaning, vacuuming, washing, striping, minor body work and touch-up painting, and automobile retail sales. Tenant shall have no right to use or occupy the Demised Premises for any purpose, including but limited to, wholesale and retail auto auctions and any type of auction, except for those purposes expressly allowed to Tenant under this Lease.

     E. Landlord may, in its sole and absolute discretion, terminate this Lease upon one hundred eighty (180) days written notice to Tenant. Upon the effective date of the termination, both parties shall be relieved of all obligations under this Lease except those that expressly survive termination.

                                    ARTICLE 2
                                    EXHIBITS

     The exhibits listed below and attached to this Lease are incorporated herein by reference:

             EXHIBIT A - Legal Description for the Demised Premises

                                    ARTICLE 3
                    RENTAL, TRIPLE NET, AND SECURITY DEPOSIT

     A. The Rental Amount and all additional charges shall begin to accrue on the Rent Commencement Date. Tenant does hereby covenant and agree to pay to Landlord, for the use and occupancy of the Demised Premises, during the Primary Term at the times and in the manner hereinafter provided, an agreed rental in an amount equal to One Hundred Sixty-seven Thousand Three Hundred Thirty-three and 32/100 Dollars ($167,333.32) (referred to in this Lease as the "Rental Amount") which shall be paid in U.S. Dollars, in advance in ten (10) equal monthly installments, without notice or invoice from Landlord, on the first day of each and every calendar month during the Term hereof, commencing upon the first day of the third calendar month after the Rent Commencement Date and ending three hundred sixty-four (364) days after the Rent Commencement Date. The Rental Amount is based upon a yearly rental of Two Hundred Thousand Eight Hundred Dollars ($200,800.00) with the Landlord foregoing the first and second month's rental. If the Rent Commencement Date is other than the first day of a calendar month, then the monthly payment due on the first day of the third calendar month after the Rent Commencement Date shall be increased by that portion of the rental for the prior month for which rental is due, taking into account that the first and second month's rent have been waived by the Landlord (the $167,333.32 Rental Amount was calculated by waiving the first and second month's rental). The rental for the first Renewal Term shall be Two Hundred Thousand Eight Hundred Dollars ($200,800.00). The rental for each subsequent Renewal Term shall be $200,800.00 as increased by any percent increase in the Consumer Price Index measured from the Rent Commencement Date to the day before commencement of the applicable Renewal Term. The Consumer Price Index means the statistics published in the Monthly Labor Review by the U.S. Department of Labor, Bureau of Labor Statistics (the "Bureau") designated Consumer Price Index for all urban consumers (CPI-U), unadjusted U.S. City Average, with a standard reference base period of 1982-1984 = 100. If the completion and/or publication of the Consumer Price Index shall be transferred from the Bureau to any other Department, Bureau, or Agency of the United States of America, or if the Bureau shall adopt a successor index, the index published by such successor department, bureau or agency or such successor index shall be adopted and used as a standard of computing cost of living adjustments to the interest rate. In the event no index is published for the date or dates at issue, the percentage increase in rental shall be established by interpolation from the published index(es) nearest to the date on which the index is to be determined. The rental from the Primary Term to the first Renewal Term and from Renewal Term to Renewal Term shall not decrease notwithstanding any decrease in the Consumer Price Index.

     The rental for each Renewal Term shall be paid in the same manner and upon the same time periods as the Rental Amount except that the rental for each Renewal Term shall be paid in twelve (12) equal monthly installments. All payments provided for in this Lease shall be paid or mailed to:

                  Imperial Auto Auction
                  c/o Hauger-Bunch, Inc.
                  P. O. Box 3648
                  Lakeland, Florida 33802

     Or to such other Payee or address as Landlord may designate, in writing, to Tenant.

     B. This Lease is, and is intended to be, a "triple net lease" with the Tenant bearing all fees, taxes, assessments, charges, costs and expenses related to this Lease, the Demised Premises and the Rental Amount and rents such that the Landlord shall receive the Rental Amount for the Term and rents for all Renewal Periods, net from all costs, fees, taxes, assessments and expenses related to this Lease and the Demised Premises. Accordingly, Tenant shall be responsible for all insurance, taxes, special assessments, liens, repairs, maintenance, replacement and all other fees, costs, assessments, taxes and expenses related to the Demised Premises during the Term and all Renewal Terms. The Rental Amount and rents for all Renewal Terms shall be adjusted upward in an amount sufficient to reimburse Landlord for the cost of sales, use or enjoyment taxes levied by the government of the State of Florida during the term of this Lease or any extension thereof, as well as other taxes levied by all regularly constituted authorities, upon the underlying fee, the leasehold interest, or the economic benefits therefrom, including but not limited to, sales taxes upon the monthly Lease payments and economic benefits accruing to Landlord by Tenant's payment of real estate taxes and insurance premiums. Failure of Landlord to require these payments monthly shall not relieve Tenant of Tenant's obligation for the payment of such amounts. The provisions in this Lease shall all be construed to effect this "triple net lease" intent and purpose.

     C. Tenant shall pay to Landlord on the Rent Commencement Date a security deposit. The amount of the security deposit shall be the sum of $16,733.34, and Tenant will keep continuously on deposit with the Landlord a sum which will never be less than this original deposit, as security for the faithful performance by the Tenant of Tenant's obligations, including, but not limited to rental payments, under this Lease and for any Renewal Term, holdover or occupancy of the Demised Premises. If the Landlord is obliged, or opts, to spend any part of the security deposit to comply with provisions in this Lease which the Tenant has failed to perform, the Tenant agrees to forthwith deposit such additional sums as will keep the amount of the security deposit not less than the amount originally deposited. After the date of the termination and expiration of this Lease and all Renewal Terms, holdover or other occupancy and upon the Demised Premises being vacated by the Tenant and all keys and possession surrendered to the Landlord, and after the Tenant has paid all amounts due under this Lease for rental or otherwise and complied with Tenant's obligations, 30 days thereafter the Landlord agrees to return the security deposit, less such amounts as the Landlord has expended or withheld pursuant to the terms of this Lease and less all damages sustained by the Landlord on the Demised Premises by reason of any breach by the Tenant of any of the terms of this Lease. If the damages sustained exceed the deposit, the Tenant agrees to immediately pay to the Landlord such excess. No interest will be paid to the Tenant on the security deposit.

                                   ARTICLE 4
                                      TAXES

     Tenant shall pay all real estate, sales, and other taxes and assessments imposed upon or applicable to the Demised Premises and Rental Amount during the Term and all Renewal Terms of this Lease as and when due and payable to the applicable governing authority. Tenant shall pay all assessments and taxes in any way caused by or related to Tenant's business, or use or occupancy of the Demised Premises.

                                   ARTICLE 5
                             CONDITION OF PREMISES

     Tenant shall be responsible for paying any and all fines or penalties assessed by any governmental authority if Tenant fails to keep the Demised Premises in compliance with codes and regulations of governmental authorities during the Term and any Renewal Terms of this Lease, excluding, however, fines or penalties assessed with respect to code violations actually caused by Landlord.

                                   ARTICLE 6
                            REPAIRS AND MAINTENANCE

     Tenant shall pay, provide, and be responsible for any and all repairs, replacements, service and other matters relating to the heating, plumbing and air conditioning systems on the Demised Premises and tenant shall maintain said systems in at least as good a condition as presently exists. Tenant shall provide, pay and be responsible for all glass repair, maintenance, and replacement and for repair, maintenance and replacement of all roofs, walls, floors, partitions, structural matters, equipment, electrical matters, plumbing matters, heating and air conditioning matters, fixtures and buildings, in addition to all paving and other on-site related matters. Tenant shall provide, pay and be responsible for all maintenance and repairs to the Demised Premises unless otherwise expressly herein provided and Tenant shall maintain and repair the Demised Premises during the Term of this Lease and surrender them to Landlord at the termination of said Lease in at least as good a condition as presently exits. Normal wear and tear and condemnation is excepted but repairs and maintenance necessitated by normal wear and tear shall be performed by Tenant at Tenant's expense.

                                    ARTICLE 7
                              ENVIRONMENTAL MATTERS

     A. Tenant agrees to indemnify, defend and hold Landlord and its officers, employees and agents harmless from any claims, judgments, damages, fines, penalties, costs, liabilities (including sums paid in settlement of claims) or loss including reasonable attorneys' fees, consultants' fees, and experts' fees, which arise during or after the Term and any Renewal Terms in connection with the presence or suspected presence of toxic or hazardous substances released after the Rent Commencement Date on or at the Demised Premises or in the soil, groundwater or soil vapor on or under the Demised Premises. Without limiting the generality of the foregoing, this indemnification does specifically cover costs incurred in connection with any investigation of site conditions and any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence or suspected presence of toxic or hazardous substances on or at the Demised Premises or in the soil groundwater or soil vapor on or under the Demised Premises.

     B. Tenant shall comply with all applicable Environmental Laws in the use and occupancy of the Demised Premises under this Lease.

                                    ARTICLE 8
                                   ALTERATIONS

     Tenant shall not make any exterior or structural alterations in any portion of the Demised Premises without, in each instance, first obtaining the written consent of Landlord, which consent shall be in Landlord's discretion. All alterations, additions and improvements shall unless otherwise provided herein become, upon termination of this Lease, the property of Landlord, at the option of the Landlord.

                                    ARTICLE 9
                         FIXTURES AND PERSONAL PROPERTY

     Any trade fixtures, business equipment, inventory, trademarked items, signs and other removable personal property installed in or on the Demised Premises by Tenant, at its expense, shall remain the property of Tenant. Landlord agrees that Tenant shall have the right, at any time or from time to time, to remove any and all of such items. Tenant at its expense shall immediately repair any damage occasioned by the removal of its fixtures and other personal property, and upon expiration or earlier termination of this Lease, shall leave the Demised Premises in a neat and clean condition, free of debris, normal wear and tear excepted. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its use, occupation and business operation on the Demised Premises as well as upon its trade fixtures, merchandise and other personal property in or upon the Demised Premises.

                                   ARTICLE 10
                                      LIENS

     Tenant shall not permit to be created nor to remain undischarged any lien, encumbrance or charge arising out of any work or work claim of any contractor, mechanic, laborer or material supplied by a materialman which might be, or become, a lien or encumbrance or charge upon the Demised Premises.

                                   ARTICLE 11
                               LAWS AND ORDINANCES

     A.  Tenant  agrees  to  comply  with  all  laws,  ordinances,   orders  and
regulations affecting the use and occupancy of the Demised Premises and the cleanliness, safety or operation thereof. Tenant covenants and agrees to comply with the reasonable regulations and requirements of any insurance underwriting, inspection bureau or similar agency at the request of the Landlord.

     B. Tenant agrees not to (i) permit any illegal practice to be carried on or committed on the Demised Premises; (ii) make use of or allow the Demised Premises to be used for any purpose, except those for the purposes permitted pursuant to Subparagraph D of Article 1, that might invalidate or increase the rate of insurance therefor; (iii) use the Demised Premises for any purpose whatsoever which might create a nuisance; (iv) deface or injure the building of the Demised Premises; or (v) commit or suffer any waste.

                                   ARTICLE 12
                                    SERVICES

     A. Tenant shall be solely responsible for and promptly pay all charges for the use and consumption of water, sewer, gas, phone and electricity and all other utility and other services used within or related to the Demised Premises.

     B. Landlord shall not be liable to Tenant in damages or otherwise if the said utilities or services are interrupted or terminated because of necessary repairs, installations or improvements, or any cause beyond the Landlord's reasonable control, nor shall any such interruption or termination relieve Tenant of the performance of any of its obligations hereunder, except that if Tenant is unable to operate its business as a result of interruption to services caused by the negligence or willful misconduct of Landlord, its employees, contractors or agents, there shall be an abatement of all rental obligations hereunder during such time period.

                                   ARTICLE 13
                               DAMAGE TO PREMISES

     In the event the Demised Premises are hereafter damaged or destroyed or rendered partially untenantable for their accustomed use, by fire or other casualty, then Landlord shall within thirty (30) days after such casualty notify Tenant of its determination to repair or not repair said Demised Premises. If Landlord elects to repair the Demised Premises, it shall commence such repairs within one hundred twenty (120) days after such casualty, to restore the Demised Premises to substantially the condition in which the Demised Premises were immediately prior to the occurrence of the casualty, at Landlord's option. From the date of such casualty until the Demised Premises are so repaired and restored, the Rental Amount payments and all other charges and items payable hereunder shall equitably abate to the extent that the portion of the Demised Premises is rendered unusable by Tenant for its normal operations including appropriate abatement for loss of use of parking areas and other portions of the Demised Premises; provided, however, that if the destruction or damage was caused by the act or omission to act of Tenant, its employees, agents, contractors or invitees, there shall be no abatement of the Rental Amount. Any and all insurance proceeds payable as a result of such destruction or damage shall be paid directly to Landlord, excluding insurance proceeds attributable to property owned by Tenant. If Landlord elects not to restore or repair the Demised Premises, it shall so notify Tenant and the Lease shall terminate along with Tenant's obligations to pay any Rental Amount due from and after the date of such casualty.

                                   ARTICLE 14
                             INSURANCE AND INDEMNITY

     A. Tenant agrees to carry, during the Term hereof, insurance for fire, extended coverage, vandalism and malicious mischief, insuring the improvements in the Demised Premises and all appurtenances thereto for the full replacement value thereof. Tenant shall name Landlord as the Insured and provide Landlord with a copy of the insurance policy which shall not be cancellable without thirty (30) day written notice from the insurance company to Landlord.

     B. Tenant and all parties claiming under Tenant releases and discharges Landlord from all claims and liabilities arising from or caused by any casualty or hazard covered by Landlord's insurance on the Demised Premises or in connection with property on or activities conducted on the Demised Premises, and Tenant waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof. Each insurance policy procured hereunder shall provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by its policy. This waiver shall not be required if the insurance carrier charges an additional premium in order to provide such waiver and the party benefitting from the waiver does not agree to pay the additional premium.

     C. Tenant hereby agrees to indemnify and hold Landlord harmless from any and all claims, damages, liabilities or expenses arising out of or in connection with Tenant's use of Demised Premises except to the extent covered and paid by any of the foregoing insurance or to the extent caused by the negligence of, wilful misconduct of or breach of the terms of this Lease by Landlord, its employees, contractors or agents. Nothing contained in this provision, Article 14(C), shall apply with respect to claims, damages, liabilities or expenses arising under, from or in connection with Environmental Laws, all of which shall be governed solely by Article 7 above.

     D. From the Rent Commencement Date and during the Term and all Renewal Terms, Tenant shall maintain liability insurance covering the Demised Premises for the protection of Landlord and Tenant as their interests may appear, with limits of not less than $1,000,000.00 for death or injury to any one person, $2,000,000.00 for death or injury to more than one person, and $1,000,000.00 for property damage. Tenant shall promptly, within ten (10) days after the Rent Commencement Date, provide Landlord with a certificate or certificates from the insurer evidencing that all insurance is in force, that Landlord and tenant are covered by such policy or policies as their interests may appear, and that such policy or policies are noncancellable without thirty (30) days advance notice to the Landlord, and, in the event that Tenant fails to furnish said certificates to Landlord, this Lease shall be terminable at Landlord's option.

                                   ARTICLE 15
                      ASSIGNMENT, SUBLETTING AND OWNERSHIP

     Tenant shall have no right to assign this Lease or sublet all or any portion of the Demised Premises unless Tenant has secured Landlord's prior written approval, which approval Landlord may withhold in its sole discretion. Any permitted assignee or sublessee shall expressly assume the obligations of Tenant under the Lease and after such assignment or subletting, both Tenant and the assignee or sublessee shall be jointly and severally liable for the obligations of Tenant under the terms of the Lease.

                                   ARTICLE 16
                               ACCESS TO PREMISES

     Landlord may enter the Demised Premises during Tenant's business hours (or at any time during emergencies) for purposes of inspection or to perform maintenance and repair obligations, if any, imposed upon, or allowed to, Landlord by this Lease; provided that Landlord shall not unreasonably interfere with Tenant's business by such entry.

                                   ARTICLE 17
                               DEFAULTS BY TENANT

     A. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

          (i) Any failure by Tenant to pay all or any portion of the Rental Amount or any rental or make any other payment required to be made by Tenant hereunder within ten (10) days after such payment is due.

          (ii) A failure by Tenant to observe and perform any other material provision of this Lease to be observed or performed by the Tenant, where such failure continues for ten (10) days after written notice thereof by Landlord to Tenant, except that this ten (10) day period shall be extended for a reasonable period of time if the alleged default is not reasonably capable of cure within said ten (10) day period and Tenant proceeds to diligently cure the default; or

          (iii) Subject to Tenant's rights under the applicable law then in effect, the making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days), the appointment of a trustee or receiver to take possession that is not restored to Tenant within thirty (30) days, or the attachment, execution or other judicial seizure that is not discharged within thirty (30) days.

     B. Upon the occurrence of any of the foregoing events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

          (i) Subject to Tenant's rights under the applicable law then in effect, terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent hereunder, enter upon and take possession of the Demised premises and expel Tenant and any other person who may be occupying said Demised premises or any part thereof, by force if necessary, without being liable for prosecution of any claims or damage therefor, and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on terms similar to those of this Lease or otherwise;

          (ii) Subject to Tenants rights under the applicable law then in effect, with or without terminating the Lease, enter the Demised Premises as the agent of Tenant, by force if necessary, without being liable to prosecution or any claim for damages therefor, and relet the Demised premises as the agent of Tenant, and receive rentals therefor, and Tenant shall pay to Landlord any deficiency that may arise by reason of such reletting, inclusive of costs and expenses (including reasonable attorneys' fees and brokerage commissions and costs to improve the Demised Premises for such reletting), on demand at any time and from time to time;

          (iii) Subject to Tenant's rights under the applicable law then in effect, with or without terminating the Lease, enter upon the Demised Premises by force if necessary without being liable for prosecution of any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, with interest at 18% per annum, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action; and

          (iv) All remedies provided to Landlord under the applicable law.

                                   ARTICLE 18
                              DEFAULTS BY LANDLORD

     If Landlord should be in default in the performance of any of its obligations under this Lease, which default continues for a period of more than thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default is of a nature to require more than thirty (30) days for remedy and continues beyond the time reasonably necessary to cure (and Landlord has not undertaken procedures within such thirty (30) days period to cure the default and diligently and continuously thereafter pursues such efforts to complete cure), Tenant may, incur expenses reasonably necessary to perform the obligation of Landlord specified in such notice and invoice Landlord for the reasonable expenses or setoff said expense against the Rental Amount.

                                   ARTICLE 19
                              SURRENDER OF PREMISES

     Tenant shall, upon expiration of the Term granted herein, or any earlier termination of this Lease pursuant hereto, surrender to Landlord the Demised Premises, including, without limitation, all buildings and paving then upon the Demised Premises, and all alterations, improvements and other additions which may be made or installed by either party to, in, upon or about the Demised Premises, other than trade fixtures, signs and other personal property which remain the property of Tenant as provided in Article 9 hereof, without any damage, injury or disturbance thereto, or payment therefor.

                                   ARTICLE 20
                                 EMINENT DOMAIN

     In the event that any portion or all of the Demised Premises is taken by an entity with the power of eminent domain or any portion or all of the Demised Premises is obtained by an entity with the power of eminent domain, this Lease will terminate as to that portion of the Demised Premises so taken or obtained by the condemnor, with a pro rata reduction in the Rental Amount for the remaining land based on the area acquired. However, if the portion of the Demised Premises which is acquired by an entity with the power of eminent domain renders the remainder of the Demised Premises unusable, then Tenant shall have the right to terminate this Lease as to the entire Demised Premises. All monies, awards, proceeds and other benefits from the acquisition of all or any portion of the Demised Premises shall be owned by and paid to the Landlord.

     In the event of termination of this Lease as to all or a portion of the Demised Premises pursuant or related to any of the provisions in this Article, the Tenant and Landlord shall be relieved of all obligations under this Lease as to that portion of the Demised Premises for which the termination is effective, except that Landlord shall continue after termination to be entitled to all monies, awards, proceeds and other benefits from the acquisition as such provision shall survive the termination and expiration of this Lease. Tenant is aware that the Florida Department of Transportation (DOT) has acquired property and rights from Landlord adjacent to the Demised Premises and the DOT will be constructing matters adjacent to the Demised Premises. Further, Tenant consents to Landlord's negotiation and settlement, whatever that may involve, with the DOT as such may affect the Demised Premises.

                                   ARTICLE 21
                                 ATTORNEYS' FEES

     In the event that at any time during the Term or any Renewal Terms of this Lease either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the unsuccessful party in any such action or proceeding wherein a final adjudication is rendered by a court of law or equity, the unsuccessful party agrees to reimburse the successful party for the reasonable expenses of attorneys' fees and paralegal fees and disbursements incurred therein by the successful party. Such reimbursement shall include all legal expenses incurred prior to trial, at trial and at all levels of appeal and post judgment proceedings. In the event the final adjudication is such that an "unsuccessful party" cannot be determined from the order of the Court, then this Article 21 shall not apply.

                                   ARTICLE 22
                                     NOTICES

     Notices and demands required, or permitted, to be sent to those listed hereunder shall be sent by certified mail, return receipt requested, postage prepaid, or by Federal Express or other reputable overnight courier service and shall be deemed to have been given upon the date the same is postmarked if sent by certified mail or the day deposited with Federal Express or such other reputable overnight courier service, but shall not be deemed received until one
(1) business day following deposit with Federal Express or other reputable overnight courier service or three (3) days following deposit in the United States Mail if sent by certified mail, return receipt requested, to the addresses shown below:

                   If to Tenant:    FIRST CHOICE AUTO FINANCE, INC.
                                    3445 34th Street North
                                    St. Petersburg, Florida 33713

                   With Copy to:

                   If to Landlord:  John Stower
                                    Manheim Auctions
                                    1400 Lake Hearn Drive, N.E.
                                    Atlanta, Georgia 30319

                   With Copy to:    A. Kurt Ardaman, Esquire
                                    170 East Washington Street
                                    Orlando, Florida 32801

or at such other address requested in writing by either party upon thirty 930) days' prior written notice to the other party.

                                   ARTICLE 23
                                    REMEDIES

     All rights and remedies of Landlord herein created or otherwise existing at law or equity are cumulative, and the exercise of one or more rights or remedies may be exercised and enforced concurrently or consecutively and whenever and as often as deemed desirable.

                                   ARTICLE 24
                             SUCCESSORS AND ASSIGNS

     All covenants, promises, conditions, representations and agreements herein contained shall be binding upon, apply and inure to the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                                   ARTICLE 25
                                     WAIVER

     The failure of either Landlord or Tenant to insist upon strict performance by the other of any or the covenants, conditions and agreements of this Lease shall not be deemed a waiver of any subsequent breach or default in any of the covenants, conditions and agreements of this Lease.

                                   ARTICLE 26
                                  HOLDING OVER

     If Tenant or any party claiming under Tenant remains in possession of the Demised Premises or any part thereof after any termination or expiration of this Lease, Landlord, in Landlord's sole discretion, may treat such holdover as an automatic renewal of this Lease for a month to month tenancy subject to all the terms and conditions of this Lease provided herein except that the rental shall increase by one hundred percent (100%) over the rental payable immediately prior to such holdover.

                                   ARTICLE 27
                                 INTERPRETATION

     The parties hereto agree that it is their intention hereby to create only the relationship of Landlord and Tenant, and no provision hereof, or act of either party hereunder, shall ever by construed as creating the relationship of principal and agent, or a partnership, or a joint venture or enterprise between the parties hereto. Further, neither party shall be considered the drafter of this Lease for purposes of interpretation of all or any portion of the Lease.

                                   ARTICLE 28
          ZONING, DEED RESTRICTIONS, AND CONDITION OF DEMISED PREMISES

     Tenant is satisfied that the Demised Premises can be used and occupied by Tenant as contemplated under Subparagraph D of Article 1 of this Lease. Further, Tenant accepts the Demised Premises in the condition they are in on the Rent Commencement Date. No representation, statement or warranty, express or implied, has been made by or on behalf of Landlord as to such condition, and as to the use that may be made of the Demised Premises. In no event shall Landlord be liable for any defect in such property or for any limitation of its use. The taking of possession of the Demised Premises by Tenant shall be conclusive evidence that Tenant accepts the same "as is" and that the Demised Premises was in good condition at the time possession was taken.

                                   ARTICLE 29
                                  SEVERABILITY

     Any provision of this Lease which is held by a court of competent jurisdiction to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provisions shall remain in full force and effect.

                                   ARTICLE 30
                             GOVERNING LAW AND VENUE

     This Lease shall be governed by the laws of Florida.

                                   ARTICLE 31
                                     BROKERS

     Tenant and Landlord represent to each other that neither has had any dealings with any real estate brokers or agents in connection with the negotiation of this Lease except for Hauger-Bunch, Inc. Landlord and Tenant shall indemnify and hold each other harmless from and against any and all liability and cost which the indemnified party may suffer in connection with real estate brokers claiming by, through or under the indemnifying party for any commission, fee or payment in connection with this Lease. Landlord shall pay a brokerage fee or commission to Hauger-Bunch, Inc.

                                   ARTICLE 32
                               TIME OF THE ESSENCE

     Time shall be of the essence in interpreting and complying with the provisions of this Lease.

                                   ARTICLE 33
                                ENTIRE AGREEMENT

     This Lease contains all of the agreements of the parties hereto with respect to matters covered or mentioned in this Lease and no prior agreement, letters, representations, warranties, promises or understandings pertaining to any such matters shall be effective for any such purpose. This Lease may be amended or added to only by an agreement in writing signed by the parties hereto or their respective successors in interest.

                                   ARTICLE 34
                                    RECORDING

     Neither this Lease nor any memorandum of this Lease shall be recorded in the Public Records. IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officer to execute this Lease Agreement on the day and year first mentioned.

Signed,  sealed and delivered
in the presence of:

                                  FLORIDA AUTO AUCTION OF ORLANDO, INC.
                                   d/b/a Imperial Auto Auction

/s/ Sara Owens                     By: /s/ John E. Stower
--------------                     ----------------------
(Signature)                        John E. Stower
Sara Owens                         Its:  V.P. Operations
(Print Name)

/s/ Bernice Hunt
----------------
(Signature)
Bernice Hunt
(Print Name)                        LANDLORD



                                     FIRST CHOICE AUTO FINANCE, INC.
/s/ Joseph Alvarez
------------------
(Signature)                          By: /s/ Gary R. Smith
Joseph Alvarez                       Title:  President
(Print Name)


/s/ Larry G. Rightmyer
----------------------
(Signature)
Larry G. Rightmyer
(Print Name)